Filed pursuant to Rule 497
File No. 333-191925

FS INVESTMENT CORPORATION III

Supplement dated March 2, 2015

to

Prospectus dated February 6, 2015

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Investment Corporation III dated February 6, 2015, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Risk Factors” beginning on page 38 of the Prospectus before you decide to invest in shares of our common stock.

Prospectus Summary

This supplement supplements and amends the section of the Prospectus entitled “Prospectus Summary—Recent Developments—Deutsche Bank Credit Facility” by replacing the second sentence thereof in its entirety with the following:

On February 24, 2015, Dunlap Funding entered into an amendment to the Deutsche Bank credit facility to increase the aggregate principal amount of borrowings available under the Deutsche Bank credit facility to $150.0 million from $100.0 million on a committed basis.

This supplement supplements and amends the section of the Prospectus entitled “Prospectus Summary—Recent Developments” by adding the following immediately after the last paragraph of such section:

Selected Preliminary Fiscal 2014 Financial Results

Set forth below are selected preliminary estimates of our financial condition and results of operations for the year ended December 31, 2014. These estimates are subject to the completion of our financial closing procedures and are not a comprehensive statement of our financial results for the year ended December 31, 2014. Our actual results may differ materially from these estimates as a result of the completion of our financial closing procedures, final adjustments and other developments arising between now and the time that our financial results for the year ended December 31, 2014 are finalized.

Our net asset value per share as of December 31, 2014 is estimated to be between $8.61 and $8.65.

Our net investment income per share for the year ended December 31, 2014 is estimated to be between $0.61 and $0.66.

As of December 31, 2014, we had approximately $112 million of aggregate debt outstanding.

We paid regular cash distributions to stockholders totaling approximately $0.52 per share during the year ended December 31, 2014.

Our independent registered public accounting firm has not audited, reviewed, compiled or performed any procedures with respect to the accompanying preliminary financial data. Accordingly, our independent registered public accounting firm does not express an opinion or any other form of assurance with respect thereto.

Fees and Expenses

This supplement supplements and amends the section of the Prospectus entitled “Fees and Expenses—Stockholder Transaction Expenses” by replacing the second paragraph of footnote 6 to the table included therein in its entirety with the following:

On December 2, 2014, we entered into the Deutsche Bank credit facility through a wholly-owned subsidiary. The Deutsche Bank credit facility was amended on February 24, 2015 to increase the aggregate principal amount of borrowings available under the Deutsche Bank credit facility to $150.0 million from $100.0 million on a committed basis. The Deutsche Bank credit facility carries an interest rate equal to three-month LIBOR (for each committed lender) or the commercial paper rate of each conduit lender, plus, in each case, a spread of 2.50% per annum.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

This supplement supplements and amends the section of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Recent Developments—Deutsche Bank Credit Facility” by replacing the second sentence of the first paragraph thereof in its entirety with the following (dollar amounts below are in thousands):

On February 24, 2015, Dunlap Funding entered into an amendment to the Deutsche Bank credit facility to increase the aggregate principal amount of borrowings available under the Deutsche Bank credit facility to $150,000 from $100,000 on a committed basis.